JUNE 2011 JUNE 2011 NYSE NYSE BBX BBX Prepared as of July 27, 2011 Prepared as of July 27, 2011 Exhibit 99.1

NYSE
BBX

•
Assets - $3.9 Billion
•
Exchange Listing – NYSE:BBX
•
Major Subsidiary - BankAtlantic
–
Founded in 1952
–
“Florida’s Most Convenient Bank”
–
78 branches
–
Headquartered in Fort Lauderdale, FL
–
Operates in top 5 counties in Florida
–
Franchise value built on the strength of its low cost deposit base
•
On June 3, 2011, BankAtlantic Bancorp sold its Tampa region, including 19 branches, to PNC National Bank.
•
77.2 million total Class A common shares outstanding as of June 30, 2011
BANKATLANTIC BANCORP
BANKATLANTIC BANCORP
OVERVIEW AS OF JUNE 30, 2011
OVERVIEW AS OF JUNE 30, 2011

NYSE
BBX
BankAtlantic
1. Compelling franchise value based on the strength of the
deposit base and recognized customer service excellence
2. Core operating earnings and fundamental operating trends of the business have remained resilient throughout the
economic downturn
3. Capital ratios have been consistent and are in excess of all applicable regulatory requirements
4. Credit trends are stable to improving in the loan portfolios
5. Economic trends in Florida are improving
Investment Highlights
Investment Highlights

NYSE
BBX
BankAtlantic has:
•
No Subprime lending programs
•
No Negative amortization or option ARM loans
•
No High-rise condo exposure
•
No Collateralized debt obligations
•
No Asset-backed commercial paper
•
No Structured investment vehicles
•
No Fannie Mae or Freddie Mac equity or debt securities
•
No Trust preferred holdings
Investment Highlights
Investment Highlights

NYSE BBX 5 Investment Highlight #1: BankAtlantic’s compelling franchise value based on the strength of the deposit base and recognized customer service excellence

NYSE
BBX

BankAtlantic
BankAtlantic
Core Deposit Balances
Core Deposit Balances
(1) (1)
12/31/2001
$ in Millions
12/31/2003
12/31/2005 12/31/2007 12/31/2009 06/30/2001
(1) Core deposits include DDA, NOW and savings deposit accounts held by individuals and business customers. June 30, 2011 balances include the effect of the June 2011 sale of BankAtlantic’s Tampa branches which reduced core deposits by approximately $251 million.
$602
$1,026
$1,388
$1,819
$2,090
$2,240
$2,305
$2,154
$2,649
$2,847
$2,575

NYSE BBX 7 BANKATLANTIC FOOTPRINT BANKATLANTIC FOOTPRINT 78 Locations as of June 30, 2011

NYSE
BBX

BankAtlantic
As of 6/30/11
13%
87%
Time Deposits Non-Time Deposits
All Publicly Traded Florida Banks & Thrifts
34%
66%
Time Deposits Non-Time Deposits
BankAtlantic
BankAtlantic
Deposit Mix
Deposit Mix
Source: SNL Financial. Data as of the most recent quarter available.

NYSE
BBX

BankAtlantic
BankAtlantic
Cost of Deposits
Cost of Deposits
Publicly Traded Florida Banks &
Thrifts Median Cost of Deposits
(as of March 31, 2011)
1
:
1.08%
1 Source: SNL Financial. Data as of the most recent quarter available.
4Q2007 4Q2008 4Q2009 4Q2010 1Q2011 2Q2011
2.15%
1.58%
0.92%
0.46%
0.44%
0.41%

NYSE
BBX

BankAtlantic
BankAtlantic
Core
Core
Deposits
Deposits
Cost
Cost
of
of
Funds
Funds
(1) (1)
(1)  Core deposits is a non-GAAP measure that we use to refer to Demand, NOW, and Savings accounts. See
BankAtlantic Bancorp’s website for supplemental financials and a reconciliation to GAAP.
4Q2007 4Q2008 4Q2009 4Q2010 1Q2011 2Q2011
0.94%
0.49%
0.38%
0.25%
0.25%
0.22%

NYSE BBX 11 BankAtlantic BankAtlantic Total Cost of Funds Total Cost of Funds 3.54% 2.30% 1.13% 0.62% 0.59% 0.57% 4Q2007 4Q2008 4Q2009 4Q2010 1Q2011 2Q2011

NYSE
BBX

BankAtlantic
FLORIDA BRANCH RANKING
(1)  As of 3/31/11  Source:  SNL Financial
(2)  78 branches as of June 30, 2011
Institution Branches
1.    Wells Fargo 703
2.    Bank of America 659
3.    SunTrust 555
4.    Regions Bank 399
5.    BB&T 274
6.    JPMorgan Chase 273
7.    PNC Financial 217
8.    Toronto-Dominion Bank 172
9.    Fifth Third Bancorp 167
10.  BankUnited 81
11.  BankAtlantic
2
78
12.  Hancock 69
13.  CenterState Banks 66
1

NYSE
BBX

In 2010, BankAtlantic was honored with the award
of the “Highest in Customer Satisfaction with
Retail Banking in Florida” from J.D. Power and
Associates*
BankAtlantic
BankAtlantic
Customer Service
Customer Service
* BankAtlantic received the highest numerical score among retail banks in Florida in the proprietary J.D. Power and Associates 2010 Retail
Banking Satisfaction Study based on 47,673 total responses measuring 9 providers in Florida and measures opinions of consumers with their primary banking provider.  Proprietary study results are based on experiences and perceptions of consumers surveyed in January 2010.  Your experiences may vary.  Visit jdpower.com

NYSE BBX 14 Investment Highlight #2: Core operating earnings and fundamental operating trends of the business have remained resilient throughout the economic downturn

NYSE
BBX

BankAtlantic
BankAtlantic
Total Assets
Total Assets
($ in thousands, period end) ($ in thousands, period end)
12/31/2007 12/31/2008 12/31/2010 12/31/2009 6/30/2011
$6,161,962
$5,713,690
$4,755,122
$4,469,168
$3,831,471

NYSE
BBX
Mar-
07
Jun-
07
Sep-
07
Dec-
07
Mar-
08
Jun-
08
Sep-
08
Dec-
08
Mar-
09
Jun-
09
Sep-
09
Dec-
09
Mar-
10
Jun-
10
Sep-
10
Dec-
10
Mar-
11
Jun-
11
BankAtlantic Borrowings
BankAtlantic Borrowings
(Leverage)
(Leverage)
$1.5 Bil
$1.8 Bil
$1.3 Bil
$667 Mil
$172 Mil $226 Mil

$23 Mil

NYSE
BBX
BankAtlantic
BankAtlantic
Total Liquidity *
Total Liquidity *
(as a % of deposits) (as a % of deposits)
17
6/30/2008 12/31/2008 12/31/2009 12/31/2010
* Total Liquidity = Cash, unencumbered securities & the unused portion of lines of credit
6/30/2011
18.73%
26.76%
23.92%
37.71%
34.69%

NYSE BBX 18 BankAtlantic BankAtlantic Net Interest Margin Net Interest Margin 3.62% 3.45% 3.35% 3.55% 3.30% 2007 2008 2009 2010 6/30/11

NYSE
BBX

BankAtlantic
BankAtlantic
Number of Employees, period end
Number of Employees, period end
12/31/2006 12 /31 /2007 12 /31 /2008 12/31/2009 12/31/2010 6 /30 /2011
2,811
2,562
1,841
1,532
1,265
1,045

NYSE
BBX

$292,707
$263,786
$223,405
$209,999
$88,780
2007 2008 2009 2010 2011 YTD
BankAtlantic
BankAtlantic
Core Non-Interest Expense
Core Non-Interest Expense  ¹
1
($ in thousands) ($ in thousands)
1 Core non-interest expense is a non-GAAP measure. See BankAtlantic Bancorp’s website for supplemental financials and a reconciliation to GAAP.
1Q2011 =
$46,042
2Q2011 =
$42,738

NYSE
BBX

$50,685
$67,170
$69,211
$47,097
$23,232
2007 2008 2009 2010 2011 YTD
BankAtlantic
BankAtlantic
Core
Core
Operating
Operating
Earnings
Earnings
1 1
($ in thousands) ($ in thousands)
1 Core Operating Earnings is a non-GAAP measure. See BankAtlantic Bancorp’s website for supplemental financials and a reconciliation to GAAP.
1Q2011 =
$11,575
2Q2011 =
$11,657

NYSE
BBX

22
$12,505
$27,170
$46,813
$39,900
$33,900
2007 2008 2009 2010 2011 YTD
BANKATLANTIC BANCORP (BBX)
BANKATLANTIC BANCORP (BBX)
CORE
CORE
OPERATING
OPERATING
EARNINGS
EARNINGS
1 1
($ in thousands) ($ in thousands)
1 Core Operating Earnings is a non-GAAP measure.  See BankAtlantic Bancorp’s website for supplemental financials and a reconciliation to GAAP.
1Q2011 =
$7,210
2Q2011 =
$5,295

NYSE
BBX

23
BANKATLANTIC BANCORP (BBX)
BANKATLANTIC BANCORP (BBX)
GAAP INCOME/LOSSES
GAAP INCOME/LOSSES
($ in thousands)
($ in thousands)
($202,600)
($185,800)
($144,181)
2006 2007 2008 2009 2010 2011 YTD
1Q2011 =
($23,182)
2Q2011 =
$23,111
$15,400
($22,200)
($71)

NYSE
BBX

BANKATLANTIC BANCORP
STOCK PERFORMANCE CLOSING PRICE
1
NYSE:BBX
1 Stock price represents adjusted closing price at the last day of trading each year, and reflects the impact of a 1:5 reverse stock split in
September 2008.
Dec-97 Dec-98 Dec-99 Dec-00 Dec-01 Dec-02 Dec-03 Dec-04 Dec-05 Dec-06 Dec-07 Dec-08 Dec-09 Dec-10 Mar-11 'Jun-11
$36.06
$18.01
$13.53
$12.52
$31.28
$32.58
$66.03
$94.59
$67.15
$66.97
$20.17
$5.76
$1.30 $1.15
$0.92
$0.95

NYSE BBX 25 Investment Highlight #3: Capital ratios have been consistent and are in excess of all applicable regulatory requirements

NYSE
BBX

BankAtlantic
BankAtlantic
Regulatory Capital Requirements
Regulatory Capital Requirements
Historical Regulatory
Requirement
BankAtlantic
6/30/2011 Ratios
BankAtlantic New Regulatory
Requirements
(1)
Tier 1 (Core) 5.00% 8.24% 8.00%
Total Risk-Based 10.00% 14.52% 14.00%
(1) On February 23, 2011, BankAtlantic Bancorp and BankAtlantic entered into a Stipulation and Consent to the issuance of an Order to Cease and Desist (the “Order”) with the Office of Thrift Supervision.
The Order requires corrective measures in a number of areas, including a requirement that, by June 30, 2011,
BankAtlantic is to have and maintain a Tier 1 (Core) Capital Ratio equal to or greater than 8% and a
Total Risk-Based Capital Ratio equal to or greater than 14%.   For further information,
including a copy of the Orders, see the Form 8-K filed by BankAtlantic Bancorp with the SEC on February 25, 2011.

NYSE
BBX

BankAtlantic
BankAtlantic
Tier 1 (Core) Capital
Tier 1 (Core) Capital
Prior
requirement
(5%)
Current
requirement
(8%)
Mar-
07
Jun-
07
Sep-
07
Dec-
07
Mar-
08
Jun-
08
Sep-
08
Dec-
08
Mar-
09
Jun-
09
Sep-
09
Dec-
09
Mar-
10
Jun-
10
Sep-
10
Dec-
10
Mar-
11
Jun-
11
7.51%
7.49%
7.20%
6.94%
6.87%
6.82%
6.89%
6.80%
6.97% 7.01%
8.31%
7.58%
7.51%
7.36%
7.17%
6.22%
5.97%
8.24%

NYSE
BBX

12.11%
12.34%
11.93%
11.63%
11.83%
11.77%11.75%
11.63%
11.86%
11.81%
13.51%
12.56%
12.86%12.86%
12.59%
11.72%
11.76%
14.52%
Mar-
07
Jun-
07
Sep-
07
Dec-
07
Mar-
08
Jun-
08
Sep-
08
Dec-
08
Mar-
09
Jun-
09
Sep-
09
Dec-
09
Mar-
10
Jun-
10
Sep-
10
Dec-
10
Mar-
11
Jun-
11
BankAtlantic
BankAtlantic
Total Risk-Based Capital
Total Risk-Based Capital
Current
requirement
(14%)
Prior
requirement
(10%)

NYSE BBX 29 Investment Highlight #4: BankAtlantic’s credit trends are stable to improving in the loan portfolios

NYSE
BBX

These balances and the following BankAtlantic Credit Trend slides exclude information on the loans that were transferred to
BankAtlantic Bancorp Partners, Inc. effective 3/31/08, which total approximately $12.0 million as of 6/30/11.
BankAtlantic
BankAtlantic
Credit Composition
Credit Composition
Average Balances
Loans 6/30/2011 % of Total
Residential real estate $         1.1 Bil 37%
Commercial real estate 822 Mil 28%
Consumer 605 Mil 21%
Commercial business 124 Mil 4%
Small business 298 Mil 10%
Total Loans $         2.9 Bil 100%
Allowance for Loan Losses (Ending Balance) 138 Mil
- as a % of total loans, gross 4.92%

NYSE
BBX

($ in Thousands)
BankAtlantic
BankAtlantic
Credit Quality
Credit Quality
Loan Provision
Loan Provision
1Q2011 =
$27,832
2Q2011 =
$10,195
$8,574
$135,383
$70,842
$214,244
$138,824
$38,027
2006 2007 2008 2009 2010 2011 YTD

NYSE
BBX
BankAtlantic
BankAtlantic
New
New
Non-Performing
Non-Performing
Loans
Loans
(Total
(Total
Bank)
Bank)
by
by
Quarter
Quarter
($ in Thousands)
32
1 Of these amounts, the following were designated as non-performing, but continued to pay as agreed: 2Q2010 -
$49,770, 3Q2010 - $59,040, 4Q2010 - $48,173, 1Q2011 - $11,820, 2Q2011 - $6,869.
1
$88,785
$51,831
$40,462
$59,522 $60,118
$100,669
$87,984
$79,487
$44,655
$33,133
1Q2009 2Q2009 3Q2009 4Q2009 1Q2010 2Q2010 3Q2010 4Q2010 1Q2011 2Q2011

NYSE
BBX
$56,122
$20,938
$7,812
$25,328
$31,809
$73,267
$65,155
$58,885
$17,248
$12,202
1Q2009 2Q2009 3Q2009 4Q2009 1Q2010 2Q2010 3Q2010 4Q2010 1Q2011 2Q2011
BankAtlantic
BankAtlantic
New
New
Non-Performing
Non-Performing
Loans
Loans
(Commercial
(Commercial
Real
Real
Estate)
Estate)
by
by
Quarter
Quarter
($ in Thousands)
33
1 Of these amounts, the following were designated as non-performing, but continued to pay as agreed: 2Q2010 -
$49,770, 3Q2010 - $59,040, 4Q2010 - $48,173, 1Q2011 - $11,820, 2Q2011 - $6,869
1

NYSE
BBX

BankAtlantic
BankAtlantic
Non-Performing Loans and
Non-Performing Loans and
Non-Performing Assets
Non-Performing Assets
($ in Thousands)
12/31/06 12/31/07 12/31/08 12/31/09 12/31/10 6/30/11
$4,436
$26,814
$324,226
$438,923
$389,789
$315,973
$178,591
$208,088
$286,120
$370,959
$228,574
$197,901

NYSE
BBX

BankAtlantic
BankAtlantic
Total Delinquency Trends
Total Delinquency Trends
(excluding non-performing loans)
12/31/2005 12/31/2006 12/31/2007 12/31/2008 12/31/2009 12/31/2010 6/30/2011
0.18%
0.32%
0.43%
2.54%
2.17%
1.20%
0.99%

NYSE
BBX

BankAtlantic
BankAtlantic
Commercial Real Estate Delinquency Trends
Commercial Real Estate Delinquency Trends
(excluding non-performing loans)
12/31/2005 12/31/2006 12/31/2007 12/31/2008 12/31/2009 12/31/2010 6/30/2011
6.11%
3.07%
0.00%
0.00%
0.00%
0.41%
0.00%

NYSE
BBX

BankAtlantic
BankAtlantic
Commercial Real Estate Residential Land Portfolio
Commercial Real Estate Residential Land Portfolio
Outstanding Balance ($ in thousands)
Outstanding Balance ($ in thousands)
1 Net of specific reserves
3Q 2007
2Q 2011
82 Loans - $550,702
1
26 Loans - $76,830

NYSE BBX 38 Investment Highlight #5: Economic trends in Florida are improving

NYSE
BBX

Improving South Florida
Improving South Florida
Housing Market
Housing Market
“We have seen year-over-year increase for pending sales for nearly one year.  Pending sales have also increased month-over-month 10 out of the last 13 months.”
-
Jack H. Levine, chairman of the Miami Association of Realtors, South Florida Business Journal,
February 28, 2011
“All market trends indicate continued growth for Miami-Dade County’s real estate market.
This is very positive for the local real estate market.  Increased pending sales reflect the existence of pent-up demand and should result in strengthening home values as distressed housing inventory continues to be absorbed.”
- Jack H. Levine, chairman of the Miami Association of Realtors, South Florida Business Journal, March
29, 2011
Miami-Dade County
1
• March 2011 pending home sales up 18% year-over-year
Broward County
1
• March 2011 pending home sales up 6% year-over-year
1.  Source: South Florida Business Journal, March 29, 2011

NYSE
BBX

FLORIDA MARKET
FLORIDA MARKET
“Florida is #3 in
national deposits at
$369 billion”
• Florida is projected to have 4.25% population growth over
the next 5 years (2010 to 2015)
• Florida is #4 in national deposits at $410 billion
1.  Source: FDIC, June 30, 2010
1

NYSE
BBX

Source: SunSentinel; Impact of the 2010 Census – Population and Economic Trends, May 20, 2011 (Rick Gilbert)
Data from 2010 Census
FLORIDA MARKET
Rank
2010 Population
% Change
from 2000
Rank
2010 Population
% Change
from 2000
- United States 308,745,538         9.7% - United States 308,745,538         9.7%
1 California 37,253,956            10.0% 1 Nevada 2,700,551              35.1%
2 Texas 25,145,561            20.6% 2 Arizona 6,392,017              24.6%
3 New York 19,378,102            2.1% 3 Utah 2,763,885              23.8%
4 Florida 18,801,310           17.6% 4 Idaho 1,567,582              21.1%
5 Illinois 12,830,632            3.3% 5 Texas 25,145,561            20.6%
6 Pennsylvania 12,702,379            3.4% 6 North Carolina 9,535,483              18.5%
7 Ohio 11,536,504            1.6% 7 Georgia 9,687,653              18.3%
8 Michigan 9,883,640              -0.6% 8 Florida 18,801,310           17.6%
9 Georgia 9,687,653              18.3% 9 Colorado 5,029,196              16.9%
10 North Carolina 9,535,483              18.5% 10 South Carolina 4,625,364              15.3%
2010 U.S. Census
States Ranked by 2010 Population
2010 U.S. Census
States Ranked by 10-Year Growth Rate

NYSE
BBX

Source: SunSentinel; Impact of the 2010 Census – Population and Economic Trends, May 20, 2011 (Rick Gilbert)
Data from 2010 Census
Rank MSA
Population
Rank MSA
Population
Rank MSA
Population
1 New York 16,846,046            1 New York 18,323,002            1 New York 18,897,109
2 Los Angeles 11,273,720            2 Los Angeles 12,365,627            2 Los Angeles 12,828,837
3 Chicago 8,182,076              3 Chicago 9,098,316              3 Chicago 9,461,105
4 Philadelphia 5,435,468              4 Philadelphia 5,687,147              4 Dallas-Forth Worth 6,371,773
5 Detroit 4,248,699              5 Dallas-Forth Worth 5,161,544              5 Philadelphia 5,965,343
6 Boston 4,133,895              6 Miami-Fort Lauderdale 5,007,564              6 Houston 5,946,800
7 Washington DC 4,122,914              7 Washington DC 4,796,183              7 Washington DC 5,582,170
8 Miami-Fort Lauderdale 4,056,100              8 Houston 4,715,407              8 Miami-Fort Lauderdale 5,564,635
9 Dallas-Forth Worth 3,989,294              9 Detroit 4,452,557              9 Atlanta 5,268,860
10 Houston 3,767,335              10 Boston 4,391,344              10 Boston 4,552,402
2010 Census
2010 U.S. Census
Metro Area Rankings
1990 Census 2000 Census
FLORIDA MARKET

NYSE
BBX
BankAtlantic
1. Compelling franchise value based on the strength of the
deposit base and recognized customer service excellence
2. Core operating earnings and fundamental operating trends of the business have remained resilient throughout the
economic downturn
3. Capital ratios have been consistent and are in excess of all applicable regulatory requirements
4. Credit trends are stable to improving in the loan portfolios
5. Economic trends in Florida are improving
Value Proposition
Value Proposition

NYSE
BBX

Forward-Looking Statements
Forward-Looking Statements
Except for historical information contained herein, the matters discussed in this press release contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the
Securities Exchange Act of 1934, as amended (the “Exchange Act”), that involve substantial risks and uncertainties. Actual results, performance, or achievements could differ materially from those contemplated, expressed, or implied by the forward-
looking statements contained herein.  These forward-looking statements are based largely on the expectations of BankAtlantic
Bancorp, Inc. (“the Company”) and are subject to a number of risks and uncertainties that are subject to change based on factors which are, in many instances, beyond the Company’s control.  These include, but are not limited to, risks and uncertainties associated with: the impact of economic, competitive and other factors affecting the Company and its operations, markets, products and services, including the impact of the changing regulatory environment, a continued or deepening recession, continued decreases in real estate values, and increased unemployment or sustained high unemployment rates on our business generally, BankAtlantic’s regulatory capital ratios, the ability of our borrowers to service their obligations and of our customers to maintain account balances and the value of collateral securing our loans; credit risks and loan losses, and the related sufficiency of the allowance for loan losses, including the impact on the credit quality of our loans (including those held in the asset workout subsidiary of the Company) of the economy; the risk that loan losses have not peaked and risks of additional charge-offs, impairments and required increases in our allowance for loan losses; the impact of regulatory proceedings and litigation including but not limited to proceedings and litigation relating to overdraft fees and tax certificates; risks associated with maintaining compliance with the Cease and Desist Orders entered into by the Company and BankAtlantic with the Office of Thrift Supervision, including risks that BankAtlantic will not maintain required capital levels, that compliance will adversely impact operations, and that failing to comply with regulatory mandates will result in the imposition of additional regulatory requirements and/or fines;
changes in interest rates and the effects of, and changes in, trade, monetary and fiscal policies and laws including their impact on the bank’s net interest margin; adverse conditions in the stock market, the public debt market and other financial and credit markets and the impact of such conditions on our activities and our ability to raise capital; we may raise additional capital and such capital may be highly dilutive to BankAtlantic Bancorp’s shareholders or may not be available; and the risks associated with the impact of periodic valuation testing of goodwill, deferred tax assets and other assets.  Past performance and perceived trends may not be indicative of future results.  In addition to the risks and factors identified above, reference is also made to other risks and factors detailed in reports filed by the Company with the Securities and Exchange Commission, including the Company’s
Annual Report on Form 10-K for the year ended December 31, 2010, and the Quarterly Report on Form 10-Q for the quarter ended March 31, 2011. The Company cautions that the foregoing factors are not exclusive.

NYSE
BBX

This presentation contains financial information determined by methods other than in accordance with accounting principles generally accepted in the United States of America (“GAAP”).  Management uses non-GAAP financial measures to supplement its GAAP financial information and to provide additional useful measures in the evaluation of BankAtlantic's operating results and any related trends that may be affecting BankAtlantic's business. Management uses pre-tax core operating earnings to measure BankAtlantic's financial performance excluding items that are not currently controllable by management.  Management uses core expenses to measure expense reduction trends excluding items that are not currently controllable by management. The core operating efficiency ratio is used by management to measure the costs expended to generate a dollar of revenues excluding items that are not currently controllable by management. The return on average tangible equity and average tangible assets is used by management to measure BankAtlantic's effectiveness in its use of capital and assets, respectively, and to allow for comparison to other companies in the industry. The tangible equity to tangible asset ratio is used by management to evaluate capital adequacy trends and to allow for comparison to other companies in the industry. Management uses the core deposit measure to assess trends relating to its lower cost deposit categories, which management believes may generally be more indicative of relationship deposits. These disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies.
See reconciliations of GAAP to non-GAAP measures in the financial information presented on BankAtlantic
Bancorp’s website under Investor Relations.
Non-GAAP Information
Non-GAAP Information

NYSE BBX 46